Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 816.82
Total Fee Amount	816.82
Total Transaction Valuation	5,914,713.00
Total Offset Amount	0.00
Net Fee	$ 0.00